General	12 Months Ended
Dec. 31, 2019
General [abstract]
GENERAL

NOTE 1: GENERAL

a.	A general description of the Company and its activity:

Brainsway Ltd. ("the Company") incorporated on November 7, 2006, is a commercial stage medical device company focused on the development and sale of non-invasive Deep Transcranial Magnetic Stimulation ("Deep TMS"), technology for the treatment of neurological and addiction disorders. The Deep TMS system ("system") uses magnetic pulses to stimulate neurons and consequently modulates the physiological activity of the brain.

In January 2013, the first commercial Deep TMS system received clearance by the United States Food and Drug Administration ("FDA") for the treatment of major depressive disorder ("MDD") in adults who failed to achieve satisfactory improvement from anti-depressant medication. In August 2018, the Company received clearance of marketing authorization by the FDA for the adjunct therapy for the treatment of obsessive-compulsive disorder (OCD) in adults.

Brainsway Ltd. ("the Company") and its wholly owned subsidiaries, Brainsway, Inc. ("Inc"), Moach R&D Services Ltd. ("Moach"), Brainsway USA Inc ("USA Inc"), collectively (the "Group") derive revenues from the sale and lease of its systems.

b.	The Group has negative cash flows from operating activities and an operating loss of $ 7.2 million and $ 8.5 million for the year ended December 31, 2019, respectively. The Company's management and board of directors believe that the Company has the current funding to finance its business activity according to its plans in the foreseeable future.

c.	The financial statements of the Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 were authorized for issuance in accordance with a resolution of the board of directors on March 22, 2020.